Vanguard Funds

Supplement to the Statement of Additional Information

Trustee Added to Vanguard Funds’ Boards of Trustees

The boards of trustees of the Vanguard funds have added F. Joseph Loughrey as a trustee, effective October 1, 2009. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers.

Mr. Loughrey’s principal occupations during the past five years and outside directorships include: President and Chief Operating Officer since 2005 (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of AB SKF (industrial machinery), Hillenbrand, Inc. (specialized consumer services), Sauer-Danfoss Inc. (machinery), The Lumina Foundation for Education, and the Columbus Community Education Coalition.

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